Kemper Global/International
Funds

Kemper Asian Growth Fund

SUPPLEMENT TO PROSPECTUS
DATED MARCH 1, 2000

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The following information supplements the disclosure for the Kemper Asian Growth
Fund in the "The Investment Advisor" section on page 7 of the Prospectus: As of September 1, 2000, Scudder Investments Singapore Limited, 30 Cecil Street, Prudential Tower #24-01/02, Singapore, an affiliate of Scudder Kemper Investments, Inc., is the sub-advisor for Kemper Asian Growth Fund. Scudder Investments Singapore Limited has served as both sub-advisor for mutual funds and investment advisor for certain institutional accounts since September 2000.

Scudder Investments Singapore Limited renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Scudder Kemper Investments, Inc. from time-to-time for management. Scudder Kemper Investments, Inc. has agreed to pay a sub-advisory fee of 0.2975% of its average daily net assets to Scudder Investments Singapore Limited for the services provided by the sub-advisor.





September 21, 2000